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                                                                    EXHIBIT 3.18



                            ARTICLES OF INCORPORATION

                                       OF

                  EMMIS LATIN AMERICA BROADCASTING CORPORATION

                                                * * * * *

FIRST: THAT THE NAME OF THE CORPORATION IS EMMIS LATIN AMERICA BROADCASTING CORPORATION.

SECOND: THE PURPOSE OF THIS CORPORATION IS TO ENGAGE IN ANY LAWFUL ACT ACTIVITY FOR WHICH A CORPORATION MAY BE ORGANIZED UNDER THE GENERAL CORPORATION LAW OF CALIFORNIA OTHER THAN THE BANKING BUSINESS, THE TRUST COMPANY BUSINESS OR THE PRACTICE OF A PROFESSION PERMITTED TO BE INCORPORATED BY THE CALIFORNIA CORPORATION CODE.

THIRD: THE NAME OF THIS CORPORATION'S INITIAL AGENT FOR SERVICE OF PROCESS ON THE STATE OF CALIFORNIA IS:

        C T CORPORATION SYSTEM

FOURTH: THIS CORPORATION IS AUTHORIZED TO ISSUE ONLY ONE CLASS OF SHARES OF STOCK; AND THE TOTAL NUMBER OF SHARES WHICH THIS CORPORATION IS AUTHORIZED TO ISSUE IS ONE THOUSAND (1,000) WITH NO PAR VALUE EACH.

FIFTH: THE NAME AND ADDRESS OF EACH PERSON APPOINTED TO ACT AS INITIAL DIRECTOR IS AS FOLLOWS:

        NAME                                     ADDRESS
        ---------------------------------------------------------------
        JEFFREY H.  SMULYAN                      ONE EMMIS PLAZA
                                                 40 MONUMENT CIRCLE
                                                 SUITE 700
                                                 INDIANAPOLIS, IN 46204



        IN WITNESS WHEREOF, THE UNDERSIGNED HAVE EXECUTED THESE ARTICLES THIS 10TH DAY OF AUGUST, 1999.


                                             /s/ DAVID L. WILLS
                                             -----------------------------------
                                             (SIGNATURE OF INCORPORATOR)

                                             DAVID L.  WILLS
                                             -----------------------------------
                                             (TYPED NAME OF INCORPORATOR)